UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22461

Morgan Creek Global Equity Long/Short Institutional Fund

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)
Mark Vannoy, Treasurer Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code: (919) 933-4004

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Report to Stockholders.

Annual Report

To Shareholders

For the Year Ended March 31, 2019

Morgan Creek Global Equity Long/Short Institutional Fund

Morgan Creek Global Equity Long/Short Institutional Fund (A Delaware Statutory Trust)
Annual Report to Shareholders

For the Year Ended March 31, 2019

Contents

Letter to Investors	1
Report of Independent Registered Public Accounting Firm	4
Financial Statements
Statement of Assets and Liabilities	5
Schedule of Investments	6
Statement of Operations	13
Statement of Changes in Net Assets	14
Statement of Cash Flows	16
Notes to Financial Statements	18
Board of Trustees (Unaudited)	31
Fund Management (Unaudited)	32
Other Information (Unaudited)	33
Approval of Investment Management Agreement (Unaudited)	34
Privacy Notice	36

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors

2019 Fiscal Year End Report

The Morgan Creek Global Equity Long/Short Institutional Fund (“MCGELSIF” or “the Fund”) seeks to generate attractive long-term returns with lower volatility and correlation relative to traditional equity benchmarks. The Fund utilizes a hybrid structure that combines opportunistic allocations, to what we believe to be top-tier investment firms drawn from Morgan Creek’s extensive global network of relationships, and a direct investment portfolio (“Morgan Creek Direct” or “MCD”), which is concentrated in the best ideas drawn from the overall strategy. We believe this combination of external managers and internal management provides a significant edge in being able to tactically adjust the portfolio to take advantage of investment opportunities and manage risk. The investment process begins with Morgan Creek choosing a cohort of external managers to express our top investment themes, which currently include: Wealth Transfer to Developing Markets, Growth of the Asian Consumer, Energy & Natural Resources, Long/ Short Technology and Value. Demographics & Healthcare is a secondary theme. Once we have established the core manager portfolio to reflect our asset allocation views, we create our direct investment portfolio by implementing our proprietary process that selects the highest conviction investment ideas from the underlying managers.

For the fiscal year ended March 31, 2019, the Fund gained +15.1% compared to +4.1% for the MSCI World Index and (5.1%) for the HFRX Equity Hedge Index. The following sections provide more insight into the four quarters consisting of the Fund’s fiscal year, starting with the second calendar quarter of 2018 and ending with the first calendar quarter of 2019. Please reach out if you would like more information on any individual quarter (the commentaries have been condensed for the sake of brevity and clarity in this report). In summary, the Fund generated outsized returns relative to both the MSCI World and the HFRX Equity Hedge Index over the 2019 fiscal year period. The Fund’s outperformance was broad-based in nature and driven by a combination of limited downside capture in periods of market volatility and strong upside capture in periods of market strength. The market environment looks to have finally shifted in the Fund’s favor and we believe long/short and active management are poised for a rebound versus long-only and passive strategies.

Global growth, while still positive, has become more uneven and many major economies have progressed toward more advanced stages of the business cycle. Leading economic indicators continue to point to global headwinds. US indicators no longer diverge from the weak global backdrop. Meanwhile, China’s policymakers stepped up the pace of fiscal and monetary stimulus this quarter, but credit growth remains subdued, well below prior periods of stimulus. It remains unclear whether policy actions are sufficient to reaccelerate China’s economy, implying high debt levels may still be inhibiting the policy response. Global economic growth has slowed and forecasts downgraded, the amount of sovereign debt with negative yields is back above the $10 trillion mark and earnings estimates have been all but slashed. Per data from BofA Merrill Lynch, the Global Earnings Revision Ratio declined to 0.55 (meaning, there have been 55 upgrades to every 100 downgrades). While the U.S. remains the strongest at 0.61, this is down significantly from a peak of nearly 2.5 in early 2018. Earnings in the U.S. are now forecast to decline year-over-year in the first quarter, yet consensus expects a return to growth over the balance of the year and views the first quarter as an aberration now that the Federal Reserve is back in the market’s corner. Consensus sees a glass half-full, while the data seems to lean half-empty. We will be paying close attention to profit margins during first quarter results, which in the U.S. are on track to suffer their first fall since 2015. Companies are struggling to pass on the rising costs of labor, transport and raw materials to customers – a record 58% of respondents to the recent National Association for Business Economics survey of business conditions reported rising wage costs, while only 19% reported that they had increased the prices they charge customers. We would be surprised if these margin pressures turn out to be just a one-quarter aberration. Volatility tends to increase during transition periods in markets and we are very excited about the return potential of the Fund if this market environment unfolds.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

Q2 2018

MCGELSIF returned +3.6% during the quarter versus +1.7% for the MSCI World and (0.09%) for the HFRX Equity Hedge. Performance during the quarter was driven by Technology, Energy & Natural Resources and Value Long/Short, while results within Asia and Morgan Creek Direct were mixed. Technology was the standout performer, with both of the Fund’s managers up mid-single digits. While each manager benefited from the continued outperformance of the broader Technology sector, they have equally benefited from strong alpha generation within their top holdings. Of course, not everything worked as well as these three sub-strategies during the quarter, as the Fund’s allocations within Asia and Morgan Creek Direct served as a headwind. In particular, weakness in the Chinese equity markets weighed on the long books of the Fund’s three managers in the Asia sub-strategy. Losses on the long side were somewhat offset by selective gains on the short side, but two of the managers still ended the quarter in the red. The Morgan Creek Direct sub-strategy saw healthy gains on the long side during Q2, while the short book had a difficult stretch of performance. The largest winner within the Morgan Creek Direct portfolio was the Fund’s private holding in Lyft, which closed a primary funding round well above where we had the position marked. We are excited by this long overdue (in our opinion) separation in the Fund’s performance relative to long-only equities and believe it will likely prove to be a small precursor for the separation to come over the next few years as we transition from one economic and market cycle to the next.

Q3 2018

MCGELSIF underperformed during the quarter as U.S. markets seemingly reverted to 2017 form (i.e., a near total absence of volatility). The Fund returned +0.5 vs. +5.0% for the MSCI World Index and (1.1%) for the HFRX Equity Hedge Index. The two most defining themes of the quarter were the outperformance of the U.S. vs. the ROW and Growth vs. Value. The MSCI Emerging Markets Index led equity markets outside of the U.S. lower, declining 7.7% for the quarter. This level of outperformance by the U.S. is unusual, but not without precedent. All three of the Fund’s managers in the Asia sub-strategy struggled during Q3, drawing down with broader international equities. While our managers in Asia struggled for the quarter, their losses were partially offset by strong gains in the Direct Portfolio’s short position in a basket of Chinese property developers listed in Hong Kong. The other defining market theme during the quarter was the continued outperformance of Growth vs. Value. The Value sub-strategy clearly did not benefit from this trend, but did manage to finish the quarter in positive territory. All in all, it was a poor quarter for alpha generation in the portfolio.

Q4 2018

MCGELSIF returned (7.6%) during the quarter versus (13.4%) for the MSCI World and (8.6%) for the HFRX Equity Hedge. The Fund declined in-line with markets during the initial leg down in October, but held up nicely during the second leg down in December. The Morgan Creek Direct sub-strategy detracted from performance, as positive alpha on the short side was not high enough to fully offset negative alpha on the long side. In the vein of adding more exposure to Emerging Markets and Value, we followed our managers’ lead and added a few high conviction Chinese ADRs to the Top 20 portfolio on weakness, as well as a global auto name trading at what we believe to be a significant discount to fair value. There were a number of contributors on the short side during the quarter, as you might imagine given the sharp selloff in markets, yet we continued to add exposure on this side of the book within MCD and are finding no shortage of compelling ideas.

Q1 2019

MCGELSIF had a strong quarter, returning +19.7% vs. +12.5% for the MSCI World and +6.0% for the HFRX Equity Hedge. Returns during the quarter were driven by Technology and Morgan Creek Direct, while the Asia and Value sub-strategies were drags. We saw positive alpha generation on both the long and short side of the portfolio which was encouraging given the strong market environment. The Fund’s investment in Lyft, which

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Letter to Investors (continued)

completed its Initial Public Offering in March, was the largest single-name driver of performance during the quarter. Although the Fund’s upside capture might make one think otherwise, the portfolio remains hedged going into fiscal year 2020.

Regards, Mark W. Yusko Chief Executive Officer & Chief Investment Officer

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Creek Global Equity Long/Short Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), including the schedule of investments, as of March 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in portfolio funds and securities owned as of March 31, 2019, by correspondence with the portfolio funds’ investment managers or designees and the Fund’s custodian, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

Charlotte, North Carolina
May 30, 2019

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

March 31, 2019 (in U.S. Dollars)

Assets
Investments in Portfolio Funds, at fair value (cost of $16,005,684)	$28,937,771
Investments in Securities, at fair value (cost of $3,216,219)	3,251,191
Cash and cash equivalents	582,306
Foreign currency, at fair value (cost of $1,408,933)	1,386,442
Receivable for securities sold	2,255,152
Due from Portfolio Funds	849,159
Other receivables	30,745
Total assets	$37,292,766

Liabilities
Securities sold short, at fair value (proceeds of $4,369,397)	$4,057,451
Loan payable	1,062,048
Redemptions payable	1,042,939
Accrued expenses and other liabilities	260,470
Management fees payable	18,189
Dividends payable	4,197
Due to Advisor	2,815
Accrued interest payable	1,202
Total liabilities	6,449,311

Net assets	$30,843,455

Components of net assets:
Net capital	$31,222,256
Accumulated net investment loss	(7,391,974)
Accumulated net realized loss from investments and foreign currency transactions	(6,243,341)
Net unrealized appreciation on investments and foreign currency translations	13,256,514
Net assets	$30,843,455

Class I
Net asset value per Share:
$30,684,498 / 27,272.75 Shares issued and outstanding, par value $0.01 per share,
unlimited Shares authorized	$1,125.10

Class A
Net asset value per Share:
$158,957 / 153.13 Shares issued and outstanding, par value $0.01 per share,
unlimited Shares authorized	$1,038.06
Sales Charge Class A (Load)	3.00%
Maximum Offering Price Per Class A Share	$1,070.16

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments

March 31, 2019 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity[1,2]	Next Available Redemption Date[3]
Investments in Portfolio Funds
Asia
Old Peak Asia Fund Ltd.
500 shares – Class A Series 18	$500,000	$394,895	1.28%	Cayman Islands	Quarterly	6/30/2019
Private Investors III, LLC
1,565 shares	1,561,599	1,367,596	4.43	United States	0-5 Years	N/A
Teng Yue Partners Offshore Fund, L.P.4
1,058 shares	1,058,417	2,625,440	8.51	Cayman Islands	Quarterly	6/30/2019
Tybourne Equity (Offshore) Fund4
1,715 shares – Series A	1,714,753	2,317,908	7.52	Cayman Islands	Quarterly	6/30/2019
Total Asia	4,834,769	6,705,839	21.74

Emerging Markets
New Century Holdings XI, L.P.
45,510 shares	39,375	50,319	0.16	Cayman Islands	Illiquid	N/A
Total Emerging Markets	39,375	50,319	0.16

Energy & Natural Resources
CamCap Resources Offshore Fund, Ltd.
114 shares – Class B	21,545	9,337	0.03	Cayman Islands	Illiquid	N/A
MLO Private Investment, Ltd.
47 shares – Series 01	76,995	82,720	0.27	Cayman Islands	Illiquid	N/A
Whetstone Capital Offshore Fund, Ltd.
1,031 shares	1,030,294	1,345,243	4.36	Cayman Islands	Quarterly	6/30/2019
Total Energy & Natural Resources	1,128,834	1,437,300	4.66

Healthcare
Broadfin Healthcare Offshore Fund, Ltd.
490 shares – Series A	489,705	500,788	1.62	Cayman Islands	Quarterly	6/30/2019
Total Healthcare	489,705	500,788	1.62

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2019 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile	Liquidity[1,2]	Next Available Redemption Date[3]
Technology
ACM Opportunities, L.P.5
1,750 shares – Class E	$1,750,000	$6,485,517	21.03%	United States	0-5 Years	N/A
Light Street Xenon, Ltd.
448 shares – Class A	588,638	1,032,327	3.35	Cayman Islands	Quarterly	6/30/2019
Tiger Global, Ltd.[4]
5,470 shares – Class C Series 01	3,073,197	7,182,582	23.29	Cayman Islands	Annually	3/31/2020
Tiger Global, Ltd.[4]
3,389 shares – Class E	786,027	2,121,519	6.88	Cayman Islands	Annually	3/31/2020
Total Technology	6,197,862	16,821,945	54.55

Value Long/Short
Bronte Capital Ganymede Fund Ltd.
500 shares – Class A	500,000	555,910	1.80	Cayman Islands	Monthly	4/30/2019
Falcon Edge Global Ltd.
365 shares – Class B	516,944	607,476	1.97	Cayman Islands	Illiquid	N/A
Falcon Edge Global Ltd.
1 share – Class S	779	—	0.00	Cayman Islands	Illiquid	N/A
Falcon Edge Global Ltd.
93 shares – Standard Share Partners	93,393	67,660	0.22	Cayman Islands	Illiquid	N/A
Glade Brook Private Investors VII, LLC
1,149 shares	1,144,320	998,007	3.24	United States	0-5 Years	N/A
Hound Partners Offshore Fund, Ltd.[4]
739 shares – Class A	724,002	877,765	2.84	Cayman Islands	Quarterly	6/30/2019
Tiger Veda Ltd.
93 shares – Class C1	252,747	222,027	0.72	Cayman Islands	Illiquid	N/A
Tiger Veda Ltd.
110 shares – Class C3	82,954	92,735	0.30	Cayman Islands	Illiquid	N/A
Total Value Long/Short	3,315,139	3,421,580	11.09

Total Investments in Portfolio Funds	$16,005,684	$28,937,771	93.82%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2019 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Investments in Securities
Common Stocks
Global Opportunistic
Aclaris Therapeutics, Inc.*
9,915 shares	$69,935	$59,391	0.19%	United States
Adamas Pharmaceuticals, Inc.*
7,786 shares	71,013	55,358	0.18	United States
ADMA Biologics, Inc.*
25,362 shares	71,201	96,122	0.31	United States
Amazon.com, Inc.*
70 shares	37,498	124,653	0.40	United States
Apollo Global Management LLC
4,061 shares	107,057	114,723	0.37	United States
Aratana Therapeutics, Inc.*
15,801 shares	70,814	56,884	0.18	United States
Avadel Pharmaceuticals plc*
46,000 shares	70,581	66,240	0.21	Ireland
Banco De Oro Unibank, Inc.
48,748 shares	136,366	120,895	0.39	Philippines
BeiGene, Ltd.*
388 shares	65,806	51,216	0.17	China
CarGurus, Inc.*
2,979 shares	119,147	119,339	0.39	United States
CyberAgent, Inc.
2,267 shares	62,570	45,793	0.15	Japan
Energy Transfer Equity, LP
7,908 shares	79,004	121,546	0.40	United States
Fiat Chrysler Automobiles N.V.*
8,198 shares	128,676	121,740	0.40	United States
Gulfport Energy Corporation*
13,380 shares	185,268	107,308	0.35	United States
Herbalife Nutrition Ltd.*
2,106 shares	120,331	111,597	0.36	United States
Heron Therapeutics, Inc.*
3,100 shares	73,661	75,764	0.25	United States
Iovance Biotherapeutics, Inc.*
10,520 shares	154,015	100,045	0.32	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2019 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Common Stocks (continued)
JD.com*
4,113 shares	$118,409	$124,007	0.40%	China
Just Eat plc*
11,636 shares	119,702	119,120	0.39	United Kingdom
La Jolla Pharmaceutical Company*
11,290 shares	71,468	72,595	0.24	United States
LINE Corporation*
1,575 shares	62,151	55,456	0.18	Japan
Microsoft Corporation
1,060 shares	77,804	125,016	0.41	United States
Netflix, Inc.*
338 shares	118,609	120,517	0.39	United States
Retrophin, Inc.*
3,277 shares	70,790	74,159	0.24	United States
Rolls-Royce Holdings, PLC
10,073 shares	83,786	117,753	0.38	United Kingdom
SoftBank Group Corp.
2,496 shares	114,754	121,430	0.39	Japan
Spotify Technology S.A.*
850 shares	120,938	117,980	0.38	Sweden
Suncity Group Holdings Limited*
538,440 shares	133,959	131,272	0.43	Hong Kong
Tal Education Group*
3,271 shares	102,400	118,018	0.38	China
Twilio Inc.*
1,029 shares	114,498	132,926	0.43	United States
WuXi Biologics (Cayman) Inc.*
7,339 shares	47,397	80,691	0.26	China
Yandex NV*
3,394 shares	118,910	116,550	0.38	Russia
Total Common Stocks	3,098,518	3,176,104	10.30

Preferred Stock
Global Opportunistic
Rolls-Royce Holdings, PLC
486,220 shares	—	632	0.00	United Kingdom
Total Preferred Stock	—	632	0.00

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2019 (in U.S. Dollars)

Investments	Cost	Fair Value	Percent of Net Assets	Domicile
Purchased Options
Global Opportunistic
Aspen Technology, Inc.*
120 contracts, call $90.00 strike price, May 2019	$14,783	$7,800	0.03%	United States
Ceridian HCM Holding Inc.*
100 contracts, call $45.00 strike price, May 2019	14,506	8,500	0.03	United States
Jack Henry & Associates, Inc.
240 contracts, call $120.00 strike price, May 2019	14,406	6,000	0.02	United States
Manhattan Associates, Inc.*
120 contracts, call $50.00 strike price, May 2019	14,668	10,200	0.03	United States
RingCentral, Inc.*
72 contracts, call $95.00 strike price, May 2019	15,580	13,680	0.04	United States
Tyler Technologies, Inc.*
95 contracts, call $180.00 strike price, May 2019	14,883	9,975	0.03	United States
Veeva Systems Inc.
95 contracts, call $110.00 strike price, May 2019	14,469	9,025	0.03	United States
Verisk Analytics, Inc.
180 contracts, call $115.00 strike price, May 2019	14,406	8,100	0.03	United States
Total Purchased Options	117,701	73,280	0.24

Rights
Global Opportunistic
Rolls-Royce Holdings, PLC
903,854 shares	—	1,175	0.00	United Kingdom
Total Rights	—	1,175	0.00

Total Investments in Securities	$3,216,219	$3,251,191	10.54%

Total Investments	$19,221,903	$32,188,962	104.36%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2019 (in U.S. Dollars)

Investments	Proceeds	Fair Value	Percent of Net Assets	Domicile
Securities Sold Short
Common Stocks
Global Opportunistic
ASICS Corporation
9,800 shares	$(182,945)	$(131,327)	(0.42)%	Japan
China Evergrande Group
40,000 shares	(161,674)	(132,994)	(0.43)	China
FamilyMart UNY Holdings Co., Ltd.
5,200 shares	(146,898)	(132,376)	(0.43)	Japan
Fosun International Limited
78,000 shares	(195,800)	(132,154)	(0.43)	China
Hengan International Group Company Limited
18,500 shares	(134,276)	(162,141)	(0.53)	China
H & M Hennes & Mauritz AB
9,500 shares	(143,342)	(158,422)	(0.51)	Sweden
Lawson, Inc.
3,000 shares	(193,148)	(166,223)	(0.54)	Japan
Lyft, Inc.*
28,000 shares	(2,255,152)	(2,192,120)	(7.11)	United States
Next PLC
1,965 shares	(158,180)	(142,590)	(0.46)	United Kingdom
Sunac China Holdings Limited
41,000 shares	(220,775)	(204,218)	(0.66)	China
Tesla Inc.*
1,497 shares	(452,457)	(418,950)	(1.36)	United States

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Schedule of Investments (continued)
March 31, 2019 (in U.S. Dollars)

Investments	Proceeds	Fair Value	Percent of Net Assets	Domicile
Common Stocks (continued)
Wirecard AG
670 shares	$(124,750)	$(83,936)	(0.27)%	Germany
Total Common Stocks	(4,369,397)	(4,057,451)	(13.15)

Total Securities Sold Short	$(4,369,397)	$(4,057,451)	(13.15)%
Other Assets, less Liabilities		2,711,944	8.79
Total Net Assets		$30,843,455	100.00%

(1)	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

(2)	0-5 Years - Portfolio Funds will periodically redeem depending on cash availability.

(3)

Investments in Portfolio Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after March 31, 2019 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Portfolio Funds may be subject to fees.

(4)

Although the Portfolio Fund has monthly, quarterly, or annual redemption rights, there are various gates, holdbacks, and/or side pockets imposed by the manager of the Portfolio Fund, which prevent the Fund from being able to redeem its entire position at the next available redemption date.

(5)

ACM Opportunities, L.P. has a concentrated investment in Lyft, Inc. which accounts for 21.03% of the Fund’s net assets on a look-through basis as of March 31, 2019. As of March 31, 2019, the Fund owns 87,774 shares in Lyft, Inc. through its investment in ACM Opportunities, L.P.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

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Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Operations

For the Year Ended March 31, 2019 (in U.S. Dollars)

Investment income
Dividends (net of taxes withheld of $295)	$66,871

Expenses
Management fees	360,151
Administration fees	310,773
Audit fees	81,000
Transfer agent fees	76,630
Legal fees	74,375
Dividend expense	72,791
Trustees’ fees	58,750
Credit line fee	53,020
Interest expense on loan payable	49,382
Interest expense on Securities sold short	30,927
Consultancy fees	30,000
Custodian fees	22,894
Insurance fees	7,904
Distribution and service fees – Class A	1,327
Other expenses	102,186
Total expenses before management fee reduction	1,332,110

Management fee reduction	(270,114)
Net expenses	1,061,996

Net investment loss	(995,125)

Realized and unrealized gain from investments in Portfolio Funds, Securities, Securities sold short, and foreign currency
Net realized gain from investments in Portfolio Funds	3,637,171
Net realized loss from investments in Securities	(778,806)
Net realized gain on Securities sold short	659,594
Net realized loss on foreign currency transactions	(60,450)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	2,279,028
Net change in unrealized appreciation/depreciation on investments in Securities	781,593
Net change in unrealized appreciation/depreciation on Securities sold short	(422,362)
Net change in unrealized appreciation/depreciation on foreign currency translations	(82,467)
Net realized and unrealized gain from investments in Portfolio Funds, Securities, Securities sold short, and foreign currency	6,013,301

Net increase in net assets resulting from operations	$5,018,176

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	13

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets

(in U.S. Dollars)

For the Year Ended March 31, 2019

Increase in net assets resulting from operations:
Net investment loss	$(995,125)
Net realized gain from investments in Portfolio Funds	3,637,171
Net realized loss from investments in Securities	(778,806)
Net realized gain on Securities sold short	659,594
Net realized loss on foreign currency transactions	(60,450)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	2,279,028
Net change in unrealized appreciation/depreciation on investments in Securities	781,593
Net change in unrealized appreciation/depreciation on Securities sold short	(422,362)
Net change in unrealized appreciation/depreciation on foreign currency translations	(82,467)
Net increase in net assets resulting from operations	5,018,176

Distributions to Shareholders in excess of:
Net investment income – Class I	(4,515,448)
Net investment income – Class A	(27,053)
Total distributions	(4,542,501)

Capital share transactions:
Subscriptions – Class I	895,200
Redemptions – Class I	(23,738,120)
Distributions reinvested – Class I (representing 4,819.00 Shares)	4,513,804
Distributions reinvested – Class A (representing 10.63 Shares)	9,207
Net decrease in net assets resulting from capital share transactions	(18,319,909)

Net decrease in net assets	(17,844,234)

Net assets
Beginning of year	48,687,689
End of year	$30,843,455

Accumulated net investment loss	$(7,391,973)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	14

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Changes in Net Assets (continued)
(in U.S. Dollars)

For the Year Ended March 31, 2018

Increase in net assets resulting from operations:
Net investment loss	$(1,090,221)
Net realized gain from investments in Portfolio Funds	8,996,583
Net realized gain from investments in Securities	1,215,969
Net realized gain on Securities sold short	155,065
Net realized gain on foreign currency transactions	10,454
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(1,089,388)
Net change in unrealized appreciation/depreciation on investments in Securities	(946,129)
Net change in unrealized appreciation/depreciation on Securities sold short	(162,254)
Net change in unrealized appreciation/depreciation on foreign currency translations	84,604
Net increase in net assets resulting from operations	7,174,683

Capital share transactions:
Subscriptions – Class I	44,275,424
Subscriptions – Class A	145,500
Redemptions – Class I	(88,972,903)
Net decrease in net assets resulting from capital share transactions	(44,551,979)

Net decrease in net assets	(37,377,296)

Net assets
Beginning of year	86,064,985
End of year	$48,687,689

Accumulated net investment loss	$(5,616,189)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	15

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows

For the Year Ended March 31, 2019 (in U.S. Dollars)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,018,176
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in Portfolio Funds	(521,256)
Purchases of investments in Securities	(5,888,590)
Repurchases of Securities sold short	(4,048,374)
Proceeds from sales of investments in Portfolio Funds	14,132,845
Proceeds from sales of investments in Securities	12,178,330
Proceeds from Securities sold short	3,477,803
Net realized gain from investments in Portfolio Funds	(3,637,171)
Net realized loss from investments in Securities	778,806
Net realized gain on Securities sold short	(659,594)
Net change in unrealized appreciation/depreciation on investments in Portfolio Funds	(2,279,028)
Net change in unrealized appreciation/depreciation on investments in Securities	(781,593)
Net change in unrealized appreciation/depreciation on Securities sold short	422,362
Changes in operating assets and liabilities:
Decrease in due from Portfolio Funds	8,288,399
Increase in other receivables	(535)
Decrease in due from Advisor	21,033
Decrease in prepaid assets	4,774
Decrease in dividends receivable	1,667
Increase in accrued expenses and other liabilities	22,966
Decrease in management fees payable	(19,451)
Increase in dividends payable	4,197
Increase in due to Advisor	2,815
Increase in accrued interest payable	1,123
Net cash provided by operating activities	26,519,704

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	16

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Statement of Cash Flows (continued)
For the Year Ended March 31, 2019 (in U.S. Dollars)

Cash flows from financing activities:
Proceeds from advances on line of credit	$7,348,741
Repayment of advances on line of credit	(6,337,223)
Subscriptions	895,200
Redemptions (net of change in redemptions payable of $11,237,924)	(34,976,044)
Distributions	(19,490)
Net cash used in financing activities	(33,088,816)

Net decrease in cash and cash equivalents and foreign currency	(6,569,112)

Cash and cash equivalents and foreign currency
Beginning of year	8,537,860
End of year	$1,968,748

Supplemental disclosure of cash flow information:
Distributions reinvested	$4,523,011
Interest paid	$79,186
Net change in unrealized appreciation/depreciation on foreign currency translations	$(82,467)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

morgan creek capital management, llc | annual report to SHAREHOLDERS	17

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

March 31, 2019

1.	Organization and Nature of Business

Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on August 16, 2010. The Fund commenced operations on October 3, 2011 (“Commencement of Operations”) and operates pursuant to the Agreement and Declaration of Trust (the “Trust Instrument”). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below.

The Fund is structured as a fund-of-funds and its investment objective is to generate greater long-term returns when compared to traditional equity market benchmarks, while exhibiting a lower level of volatility and a modest degree of correlation to these markets. The Fund seeks to achieve this objective primarily by investing in private funds and other pooled investment vehicles (collectively, the “Portfolio Funds”), and exchange traded funds, common stocks, purchased options, and preferred stock, (collectively, the “Securities”) that are not expected to be highly correlated to each other or with traditional equity markets over a long-term time horizon. The Fund normally invests 80% of its assets in Portfolio Funds that will primarily engage in long/short equity strategies and equity securities that augment these strategies. Under normal circumstances, 80% or more of the investment portfolios of the Portfolio Funds on an aggregate basis will consist of equity securities and 40% or more of the investments portfolios of the Portfolio Funds on an aggregate basis will be non-U.S. securities. The Portfolio Funds are managed by third-party investment managers (the “Managers”) selected by the investment adviser, with the intention of adding additional Portfolio Funds as the need to diversify among additional Portfolio Funds increases.

Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Advisor is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board” or each separately a “Trustee”).

The Board has overall responsibility for overseeing the Fund’s investment program and its management and operations. Two of the four Trustees are “Independent Trustees” who are not “interested persons” (as defined by the 1940 Act) of the Fund.

Investors in the Fund (“Shareholders”) are governed by the Trust Instrument and bound by its terms and conditions. The security purchased by a Shareholder is a beneficial interest (a “Share”) in the Fund. All Shares shall be fully paid and are non-assessable. Shareholders shall have no preemptive or other rights to subscribe for any additional Shares. The Fund offers and sells two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Class A Shares are offered to investors subject to an initial sales charge. Class I Shares are not subject to an initial sales charge and have lower ongoing expenses than Class A Shares. All shares issued prior to April 1, 2016 have been designated as Class I Shares in terms of rights accorded and expenses borne.

Investments in the Fund generally may be made only by U.S. persons who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The Fund may decline to accept any investment in its discretion. The Board (or its designated agent) may admit Shareholders to the Fund from time to time upon the execution by a prospective investor of the appropriate documentation. Shares will be issued at the current net asset value (“NAV”) per Share of the class.

morgan creek capital management, llc | annual report to SHAREHOLDERS	18

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders pursuant to written tenders by Shareholders. The Advisor anticipates that it will recommend to the Board to cause the Fund to conduct repurchase offers on a quarterly basis in order to permit the Fund to conduct repurchase offers for Shares. However, there are no assurances that the Board will, in fact, decide to undertake any repurchase offer. The Fund will make repurchase offers, if any, to all Shareholders, on the same terms, which may affect the size of the Fund’s repurchase offers. A Shareholder may determine, however, not to participate in a particular repurchase offer or may determine to participate to a limited degree, which will affect the liquidity of the investment of any investor in the Fund. In the event of a tender for redemption, the Fund, subject to the terms of the Trust Instrument and the Fund’s ability to liquidate sufficient Fund investments in an orderly fashion determined by the Board to be fair and reasonable to the Fund and all of the Shareholders, shall pay to such redeeming Shareholder within 90 days the proceeds of such redemption, provided that such proceeds may be paid in cash, by means of in-kind distribution of Fund investments, or as a combination of cash and in-kind distribution of Fund investments. Shares will be redeemed at the current NAV per Share of the class.

2.	Summary of Significant Accounting Policies

Basis for Accounting

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”) and in accordance with Accounting Standards Codification (“ASC”) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Management has determined that the Fund is an investment company in accordance with FASB ASC 946 “Investment Companies” for the purpose of financial reporting.

In August 2018, the FASB issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which simplifies the disclosure requirements on fair value measurement. ASU 2018-13 is effective for annual periods beginning after December 15, 2019, and early adoption is permitted. The amendment within ASU 2018-13 eliminates, among other things, the requirement to disclose the reconciliation of the movement in fair value of Level 3 investments and the changes in unrealized gains and losses for the period included in earnings for recurring Level 3 fair value measurements held at the end of the reporting period. The Fund early adopted, and applied, ASU 2018-13 for the year ended March 31, 2019. The Fund’s adoption of the ASU 2018-13 did not have a material impact.

Investment in the Fund

The Fund is offered on a continuous basis through Morgan Creek Capital Distributors, LLC (the “Distributor”), an affiliate of the Advisor. The initial closing date for the public offering of Class I Shares was October 3, 2011. Class I Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering thereafter at the Class I Shares’ then current NAV per Share. The initial closing date for the public offering of Class A Shares was April 1, 2017. Class A Shares were offered at an initial offering price of $1,000 per Share, and have been offered in a continuous monthly offering

morgan creek capital management, llc | annual report to SHAREHOLDERS	19

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

thereafter at the Class A Shares’ then current NAV per Share. The Distributor may enter into selected dealer arrangements with various brokers, dealers, banks and other financial intermediaries (“Selling Agents”), which have agreed to participate in the distribution of the Fund’s Shares.

Valuation of Portfolio Funds and Securities

The Fund carries its investments in Portfolio Funds at fair value in accordance with FASB ASC 820 “Fair Value Measurements and Disclosures” (“ASC 820”) which clarifies the definition of fair value for financial reporting, establishes a hierarchal disclosure framework for measuring fair value and requires additional disclosures about the use of fair value measure.

The NAV of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles described below, or as may be determined from time to time pursuant to policies established by the Advisor. The Fund’s NAV is calculated by State Street Bank & Trust Company, in its capacity as the Fund’s administrator (the “Administrator,” or “State Street”).

The Board has ultimate responsibility for valuation but has delegated the process of valuing securities for which market quotations are not readily available to the Valuation Committee (the “Committee”). The Committee is responsible for monitoring the Fund’s valuation policies and procedures (which have been adopted by the Board and are subject to Board oversight), making recommendations to the Board on valuation-related matters and ensuring the implementation of the valuation procedures used by the Fund to value securities, including the fair value of the Fund’s investments in Portfolio Funds. These procedures shall be reviewed by the Board no less frequently than annually. Any revisions to these procedures that are deemed necessary shall be reported to the Board at its next regularly scheduled meeting.

Investments in Portfolio Funds held by the Fund are valued as follows:

The Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV in accordance with ASC 820. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the Fund’s measurement date as the fair value of the investments. Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering and governing documents. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ operating documents.

The Advisor’s rationale for the above approach derives from the reliance it places on its initial and ongoing due diligence, which understands the respective controls and processes around determining the NAV with the Managers of the Portfolio Funds. The Advisor has designed an ongoing due diligence process with respect to the Portfolio Funds and their Managers, which assists the Advisor in assessing the quality of information provided by, or on behalf of, each Portfolio Fund and in determining whether such information continues to be reliable or whether further investigation is necessary.

morgan creek capital management, llc | annual report to SHAREHOLDERS	20

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

Where no value is readily available from a Portfolio Fund or Securities or where a value supplied by a Portfolio Fund is deemed by the Advisor not to be indicative of its fair value, the Advisor will determine, in good faith, the fair value of the Portfolio Fund or Securities subject to the approval of the Board and pursuant to procedures adopted by the Board and subject to the Board’s oversight. The Advisor values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s Portfolio Funds may differ significantly from the values that would have been used had a ready market for the Portfolio Funds held by the Fund been available.

Investments in Publicly Traded Securities held by the Fund are valued as follows:

The Fund values investments in publicly traded securities, including exchange traded funds, common stocks, securities sold short, and purchased options, that are listed on a national securities exchange at their closing price on the last business day of the period.

Securities Sold Short

Securities sold short represent obligations of the Fund to deliver the specified security at the future price and, thereby, create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk since the Fund’s satisfaction of the obligations may exceed the amount recognized in the Statement of Assets and Liabilities. Dividends declared on Securities sold short held on the ex-dividend date are recorded as dividend expense. Interest the Fund is required to pay in connection with Securities sold short is recorded on an accrual basis as interest expense.

Cash and Cash Equivalents

Cash and cash equivalents include cash and time deposits with an original maturity of 90 days or less, and are carried at cost, which approximates fair value.

Foreign Currency Transactions

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange on the Statement of Assets and Liabilities date. Transactions during the year are translated at the rate of exchange prevailing on the date of the transaction. Currency translation gains and losses related to investments and derivative instruments are reflected in net realized and unrealized gain (loss) captions in the Statement of Operations. Realized and unrealized gains and losses related to non-U.S. currency balances, excluding transactions described above, are included in net change in unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

Income and Operating Expenses

The Fund bears its own expenses including, but not limited to, legal, accounting (including third-party accounting services), auditing and other professional expenses, offering costs, administration expenses and custody expenses. Interest income and interest expense are recorded on an accrual basis. Dividend income is recorded on the ex-dividend date and net of foreign withholding taxes. Operating expenses are recorded as incurred.

morgan creek capital management, llc | annual report to SHAREHOLDERS	21

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

Recognition of Gains and Losses

Change in unrealized appreciation/depreciation from each Portfolio Fund and Security is included in the Statement of Operations as net change in unrealized appreciation/depreciation on investments.

Investment transactions in Portfolio Funds, Securities, and Securities sold short are recorded on a trade date basis. Any proceeds received from Portfolio Fund redemptions and Security sales that are in excess of the Portfolio Fund’s or Security’s cost basis are classified as net realized gain from investments on the Statement of Operations. Any proceeds received from Portfolio Fund redemptions and Security sales that are less than the Portfolio Fund’s or Security’s cost basis are classified as net realized loss from investments on the Statement of Operations. Realized gains and losses from investments in Portfolio Funds and Securities are calculated based on the specific identification method.

Class Allocations and Expenses

Investment income, unrealized and realized gains and losses, common expenses of the Fund, and certain Fund-level expense reductions, if any, are allocated monthly on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Taxation

The Fund intends to continue to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on a Portfolio Fund’s or Security’s income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of March 31, 2019. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund’s major tax jurisdictions are the United States, the State of Delaware and the State of North Carolina. As of March 31, 2019, the tax years 2015 to 2018 remain subject to examination.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended March 31, 2019, the Fund deferred to April 1, 2019 for U.S. federal income tax purposes the following losses:

Post-October capital losses	$(107,661)

As of March 31, 2019, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$28,052,433
Gross tax unrealized appreciation	$8,783,549
Gross tax unrealized depreciation	$(4,647,020)
Net tax unrealized appreciation (depreciation) on investments	$4,136,529

morgan creek capital management, llc | annual report to SHAREHOLDERS	22

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

Distribution of Income and Gains

The Fund declares and pays dividends annually from its net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The Fund generally invests its assets in Portfolio Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Distributions paid from:
Ordinary income	$4,542,501
Long-term gain	$—

There were dividends paid and reinvested during the year ended March 31, 2019.

Permanent differences primarily due to the sale of marked-to-market PFICs resulted in the following reclassifications among the Fund’s components of net assets as of March 31, 2019:

Accumulated net investment loss	$3,761,842
Accumulated net realized loss from investments	$(3,761,842)
Net capital	$—

As of March 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,418,749
Qualified late year losses	$(107,661)
Capital loss carryforwards	$(6,115,873)
Unrealized appreciation (depreciation)	$4,136,529

As of March 31, 2019, capital loss carryforwards available for federal income tax purposes were $2,192,301 for short-term and $3,923,572 for long-term. These amounts have no expiration.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions.

morgan creek capital management, llc | annual report to SHAREHOLDERS	23

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

3.	Fair Value of Financial Instruments

In accordance with ASC 820, the Fund discloses the fair value of its investments in Portfolio Funds and Securities in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 - Other significant observable inputs; and

Level 3 - Other significant unobservable inputs.

Inputs broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. The Advisor generally uses the NAV per share of the investment (or its equivalent) reported by the Portfolio Fund as the primary input to its valuation; however, adjustments to the reported amount may be made based on various factors.

A Security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Advisor. The Advisor considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market.

All of the Fund’s investments in Securities have been classified within level 1 and Securities sold short have been classified within level 1. Transfers in and/or out of levels are recognized at the date of circumstances that caused the transfer.

The Advisor’s belief of the most meaningful presentation of the strategy classification of the Portfolio Funds and Securities is as reflected on the Schedule of Investments.

Hedge funds such as the Portfolio Funds are generally funds whose shares are issued pursuant to an exemption from registration under the 1940 Act or are issued offshore. The frequency of such subscription or redemption options offered to investors is dictated by such hedge fund’s governing documents. The amount of liquidity provided to investors in a particular Portfolio Fund is generally consistent with the liquidity and risk associated with the Portfolio Funds (i.e., the more liquid the investments in the portfolio, the greater the liquidity provided to the investors).

Liquidity of individual hedge funds varies based on various factors and may include “gates,” “holdbacks” and “side pockets” (defined in the Fund’s prospectus) imposed by the manager of the hedge fund, as well as redemption fees which may also apply. These items have been identified as illiquid (“0-5 years”) on the Schedule of Investments.

Assumptions used by the Advisor due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

morgan creek capital management, llc | annual report to SHAREHOLDERS	24

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

The following is a summary of the inputs used as of March 31, 2019 in valuing the Fund’s investments in Securities and Securities sold short carried at fair value:

	Assets at Fair Value as of March 31, 2019
	Level 1	Level 2	Level 3	Total
Investments
Securities
Common Stocks – Global Opportunistic	$3,176,104	$—	$—	$3,176,104
Preferred Stock – Global Opportunistic	—	632	—	632
Purchased Options – Global Opportunistic	73,280	—	—	73,280
Rights – Global Opportunistic	1,175	—	—	1,175
Total Investments	$3,250,559	$632	$—	$3,251,191

	Liabilities at Fair Value as of March 31, 2019
	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks – Global Opportunistic	$(4,057,451)	$—	$—	$(4,057,451)
Total Securities Sold Short	$(4,057,451)	$—	$—	$(4,057,451)

Total Investments in Portfolio Funds Measured at NAV	$28,937,771

4.	Investments in Portfolio Funds and Securities

The Fund has the ability to liquidate its investments in Portfolio Funds periodically, ranging from monthly to every five years, depending on the provisions of the respective Portfolio Funds’ operating agreements. As of March 31, 2019, the Fund was invested in seventeen Portfolio Funds. All Portfolio Funds in which the Fund invested are individually identified on the Schedule of Investments. These Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, commodities, other derivatives and other financial instruments.

The Managers of substantially all Portfolio Funds receive an annual management fee from 1% to 2% of the respective Portfolio Fund’s NAV. Management of the Portfolio Funds also receive performance allocations from 15% to 20% of the Fund’s net profit from its investments in the respective Portfolio Funds, subject to any applicable loss carryforward provisions, as defined by the respective Portfolio Funds’ operating agreements.

For the year ended March 31, 2019, aggregate purchases and proceeds from sales of investments in Portfolio Funds and Securities were $6,409,846 and $28,566,327, respectively.

morgan creek capital management, llc | annual report to SHAREHOLDERS	25

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

For the year ended March 31, 2019, aggregate repurchases of and proceeds from Securities sold short were $4,048,374 and $3,477,803, respectively.

5.	Offering of Shares

The Fund’s Share activities for the year ended March 31, 2019 were as follows:

	Balance as of April 1, 2018	Subscriptions	Distributions Redemptions	Reinvested	Balance as of March 31, 2019
Class I	41,221.49	746.07	(19,513.81)	4,819.00	27,272.75
Class A	142.50	—	—	10.63	153.13

The Fund’s Share activities for the year ended March 31, 2018 were as follows:

	Balance as of April 1, 2017	Subscriptions	Redemptions	Balance as of March 31, 2018
Class I	81,491.12	40,896.69	(81,166.32)	41,221.49
Class A	—	142.50	—	142.50

6.	Management Fee, Related Party Transactions and Other

The Fund bears all of the expenses of its own operations, including, but not limited to, the investment management fee for the Fund payable to the Advisor, and administration fees, custody fees, and transfer agent fees payable to State Street.

In consideration for its advisory and other services, the Advisor shall receive a quarterly management fee, payable quarterly in arrears based on the NAV of the Fund as of the last business day of such quarter, prior to any quarter-end redemptions, in an amount equal to an annual rate of 1.00% of the Fund’s NAV. The Advisor has voluntarily reduced the management fee to 0.25% of the Fund’s NAV effective October 1, 2016. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the Portfolio Funds and indirectly borne by Shareholders in the Fund. For the year ended March 31, 2019, the Fund incurred management fees of $360,151, of which $270,114 was reduced by the Advisor and $18,189 was payable to the Advisor as of March 31, 2019.

The Fund had entered into an expense limitation agreement in which the Advisor had agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 1.35% for Class I Shares and 2.20% for Class A Shares (the “Expense Caps”), of the average net assets of each class until March 31, 2018. Expenses covered by the Expense Caps included all of the Fund’s expenses other than (i) acquired fund fees and expenses, (ii) any taxes paid by the Fund, (iii) expenses incurred directly or indirectly by the Fund as a result of expenses incurred by a Portfolio Fund, (iv) dividends on short sales, if any, and (v) any extraordinary expenses not incurred in the ordinary course of the Fund’s business (including, without limitation, litigation expenses). Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the Advisor paid the expense, but no reimbursement will be made by the Fund at any time if it would result in its covered expenses exceeding the expense cap. Effective April 1, 2018, the Board approved eliminating the Expense Caps for the Class I Shares and Class A Shares.

morgan creek capital management, llc | annual report to SHAREHOLDERS	26

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

State Street provides accounting and administrative services to the Fund under an administrative services agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street is paid a monthly administrative fee at an annual rate of 0.07% of the Fund’s monthly NAV for these services.

State Street also serves as the Fund’s Custodian and Transfer Agent. State Street is entitled to custody fees as reasonable compensation for its services and expenses as agreed upon from time to time between the Fund on behalf of each applicable Portfolio Fund and State Street. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by State Street on the Fund’s behalf.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A Shares.

Under the Plan, the Fund may pay an aggregate amount on an annual basis not to exceed 0.85% of the value of the Fund’s average net assets attributable to its Class A Shares for services provided under the Plan. For the year ended March 31, 2019, the Fund incurred Class A distribution and service fees of $1,327, of which $314 was payable as of March 31, 2019.

7.	Credit Agreement

The Fund has entered into a credit agreement with Credit Suisse International that bears interest at the 3M LIBOR plus 1.70% for Tranche L and 1.05% for Tranche U. The average interest rate for the year ended March 31, 2019 was 4.19%. The maximum aggregate principal amount of credit that may be extended to the Fund at any time is $6,000,000 (the “Credit Limit”). The Fund also pays a fee equal to 0.65% of the Credit Limit less any outstanding principal amounts (the “Credit Line Fee”). The credit agreement is set to expire on August 28, 2019. The terms of the credit facility include limits on other indebtedness aggregate volatility, minimum net equity and other standard covenants. This credit agreement is not used as leverage, rather to provide bridge financing and meet liquidity needs that may arise. During the year ended March 31, 2019, the Credit Line Fee was $53,020. The average borrowings outstanding for the year ended March 31, 2019 were $1,313,006. As of March 31, 2019, the Fund had an outstanding loan balance of $1,062,048, which includes fees and interest accrued on the Fund’s line of credit. The carrying value of the outstanding loan balance approximates its fair value as of March 31, 2019. The credit facility is collateralized by all Portfolio Fund investments of the Fund. As of March 31, 2019, the Fund was in compliance with the covenants of the credit facility.

8.	Risks and Contingencies

The Fund’s investments in Portfolio Funds may be subject to various risk factors including market, credit, currency and geographic risk. The Fund’s investments in Portfolio Funds may be made internationally and thus may have concentrations in such regions. The Fund’s investments in Portfolio Funds are also subject to the risk associated with investing in Portfolio Funds. The Portfolio Funds are generally illiquid, and thus there can be no assurance that the Fund will be able to realize the value of such investments in Portfolio Funds in a timely manner. Since many of the Portfolio Funds may involve a high degree of risk, poor performance by one or more of the Portfolio Funds could severely affect the total returns of the Fund.

Although the Fund’s investments in Portfolio Funds are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has

morgan creek capital management, llc | annual report to SHAREHOLDERS	27

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

From time to time, the Fund may have a concentration of Shareholders holding a significant percentage of its net assets. Investment activities of these Shareholders could have a material impact on the Fund. As of March 31, 2019, two Shareholders maintain a significant holding in the Fund which represents 41.73% of the Fund’s NAV.

In order to obtain more investable cash, the Portfolio Funds may utilize a substantial degree of leverage. Leverage increases returns to investors if the Managers earn a greater return on leveraged investments than the Managers’ cost of such leverage. However, the use of leverage, such as margin borrowing, exposes the Fund to additional levels of risk including (i) greater losses from investments in Portfolio Funds than would otherwise have been the case had the Managers not borrowed to make the investments in Portfolio Funds, (ii) margin calls or changes in margin requirements may force premature liquidations of investment positions and (iii) losses on investments in Portfolio Funds where the Portfolio Funds fails to earn a return that equals or exceeds the Managers’ cost of leverage related to such Portfolio Funds.

In the normal course of business, the Portfolio Funds in which the Fund invests may pursue certain investment strategies, trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, leverage, short selling, global tactical asset allocation strategies, event-drive strategies and other related risks. The Fund’s risk of loss in each Portfolio Fund is limited to the value of the Fund’s interest in each Portfolio Fund as reported by the Fund.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

9.	Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

morgan creek capital management, llc | annual report to SHAREHOLDERS	28

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

10.	Financial Highlights

The following summary represents per Share data, ratios to average net assets(a) and other financial highlights information for Class I Shareholders:

Class I
Per Share operating performance:	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Net asset value per Share, beginning of year	$1,177.30	$1,056.13	$1,018.28	$1,230.74	$1,131.66

Net investment income (loss) (b)	(32.41)	(16.96)	(15.81)	(17.23)	7.32
Net realized and unrealized gain (loss) from investments and foreign currency	175.36	138.13	53.66	(152.80)	138.27
Net increase (decrease) resulting from operations	142.95	121.17	37.85	(170.03)	145.59

Distributions in excess of investment income	(195.15)	—	—	(42.43)	(46.51)

Net asset value per Share, end of year	$1,125.10	$1,177.30	$1,056.13	$1,018.28	$1,230.74

Total return (c)	15.50%	11.47%	3.72%	(14.22%)	13.09%

Ratio of total expenses to average net assets (d)(h)(i)	3.78%	2.38%	2.02%	1.86%	1.95%

Ratio of total expenses after expense reimbursement and management fee reduction (d)(e)(i)(k)	3.01%	1.70%	1.57%	1.53%	1.40%

Ratio of total expenses subject to expense reimbursement (d)(i)(k)	N/A	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets (f)(j)	(2.82%)	(1.54%)	(1.53%)	(1.48%)	0.62%

Portfolio turnover (g)	17.85%	21.01%	25.90%	54.37%	43.62%

Net assets, end of year (in 000’s)	$30,684	$48,530	$86,065	$116,941	$94,779

(a)

Average net assets is calculated using the average net asset value of the class at the end of each month throughout the year. The impact of the De-Spoking Transaction is included in the net asset value of the class at June 30, 2014.

(b)	Calculated based on the average Shares outstanding methodology.

(c)

Total return assumes a subscription of a Share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class.

(d)

The ratio for the year ended March 31, 2015 includes expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund before its merger to the feeder fund.

(e)	The Fund did not have management fee reductions prior to July 1, 2014.

(f)

The ratio for the year ended March 31, 2015 includes income and expenses of the Fund prior to July 1, 2014 and does not include expenses of the Global Equity Long/Short Master Fund before its merger to the feeder fund.

(g)	The portfolio turnover rate reflects the investment activities of the Fund.

(h)	Represents a percentage of expenses reimbursed per the prospectus.

(i)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(j)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

(k)	Effective April 1, 2018, the Board approved eliminating the Expense Cap for the Class I Shares.

The above ratios and total return have been calculated for the Class I Shareholders taken as a whole. An individual Class I Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

morgan creek capital management, llc | annual report to SHAREHOLDERS	29

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Notes to Financial Statements (continued)
March 31, 2019

The following summary represents per Share data, ratios to average net assets(a) and other financial highlights information for Class A Shareholders:

Class A
Per Share operating performance:	Year Ended March 31, 2019	Year Ended March 31, 2018
Net asset value per Share, beginning of year	$1,105.35	$1,000.00

Net investment loss (b)	(39.55)	(24.66)
Net realized and unrealized gain from investments and foreign currency	162.11	130.01
Net increase in resulting from operations	122.56	105.35

Distributions in excess of investment income	(189.85)	—

Net asset value per Share, end of year	$1,038.06	$1,105.35

Total return (c)	14.65%	10.54%

Ratio of total expenses to average net assets (e)(f)	4.65%	3.08%

Ratio of total expenses after expense reimbursement and management fee reduction (f)(h)	3.90%	2.37%

Ratio of total expenses subject to expense reimbursement (f)(h)	N/A	2.20%

Ratio of net investment loss to average net assets (g)	(3.73%)	(2.22%)

Portfolio turnover (d)	17.85%	21.01%

Net assets, end of year (in 000’s)	$159	$158

(a)	Average net assets is calculated using the average net asset value of the class at the end of each month throughout the year.

(b)	Calculated based on the average Shares outstanding methodology.

(c)

Total return assumes a subscription of a Share in the class at the beginning of the period indicated and a repurchase of a Share on the last day of the period, and assumes reinvestment of all distributions during the period when owning Shares of the class.

(d)	The portfolio turnover rate reflects the investment activities of the Fund.

(e)	Represents a percentage of expenses reimbursed per the prospectus.

(f)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ expenses.

(g)	Ratio does not reflect the Fund’s proportionate share of Portfolio Funds’ income and expenses.

(h)	Effective April 1, 2018, the Board approved eliminating the Expense Cap for the Class A Shares.

The above ratios and total return have been calculated for the Class A Shareholders taken as a whole. An individual Class A Shareholder’s ratios and total return may vary from these due to the timing of capital share transactions.

11.	Subsequent Events

Management has determined that there were no material events requiring additional disclosures in the financial statements through the date the financial statements were issued.

morgan creek capital management, llc | annual report to SHAREHOLDERS	30

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Board of Trustees (Unaudited)

Name(1) and Year of Birth	Position(s) held With Registrant	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications(3)	Number of Morgan Creek- Advised Funds Overseen by Trustee	Other Public Company Directorships Held by Trustee In the Past Five Years
Independent Trustees
Michael S. McDonald 1966	Trustee	Since 2010	Vice President of McDonald Automotive Group (automobile franchises) since 1989.	1	None
Sean S. Moghavem 1964	Trustee	Since 2010	President of Archway Holdings Corp. since prior to 2010 to present; President of URI Health and Beauty LLC since prior to 2010 to present; President of Archway Holdings-Wilmed LLC from April 2008 to present.	1	None
Interested Trustees(4)
Mark W. Yusko 1963	Trustee, Chairman and President	Since 2010	Mr. Yusko has been Chief Investment Officer and Chief Executive Officer of Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Yusko served as President and Chief Executive Officer for UNC Management Co., LLC from January 1998 through July 2004, where he was responsible for all areas of investment management for the UNC Endowment and Affiliated Foundation Funds.	1	None
Josh Tilley 1977	Trustee, Principal	Since 2015	Mr. Tilley has been Principal of Investments at Morgan Creek Capital Management, LLC since July 2004. Previously, Mr. Tilley served as an associate for UNC Management Company, LLC from 2003-2004 where he was responsible for manager research and due diligence and overall portfolio strategy and tactical asset allocation decisions.	1	None

(1) The address for the Fund’s Trustees is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Chapel Hill, NC 27517.

(2) Trustees serve until their resignation, removal or death.

(3) The information above includes each Trustee’s principal occupation during the last five years. The Fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call the Fund at 1-919-933-4004.

(4) Mr. Yusko and Mr. Tilley are “interested persons”, as defined in the 1940 Act, of the Fund based on their position with Morgan Creek Capital Management, LLC and its affiliates.

morgan creek capital management, llc | annual report to SHAREHOLDERS	31

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Fund Management (Unaudited)

Name and Year of Birth	Position(s) held With Registrant	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Mark B. Vannoy 1976	Treasurer	Since 2010

Mr. Vannoy joined Morgan Creek in January 2006 and serves as Director of Fund Administration. Prior to Morgan Creek, Mr. Vannoy worked at Nortel Networks, Ernst & Young, and KPMG both in the United States and Cayman Islands.

Taylor Thurman 1979	Chief Compliance Officer	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.
Taylor Thurman 1979	Secretary	Since 2011	Mr. Thurman joined Morgan Creek in February 2006 and serves as a Director.

morgan creek capital management, llc | annual report to SHAREHOLDERS	32

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Portfolio Funds and Securities; and (2) how the Fund voted proxies relating to Portfolio Funds and Securities during the most recent period ended March 31 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

morgan creek capital management, llc | annual report to SHAREHOLDERS	33

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited)

Morgan Creek Global Equity Long/Short Institutional Fund. In considering the approval of the investment management agreement (the “Agreement”) between the Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”) and Morgan Creek Capital Management, LLC (the “Advisor”), the Independent Trustees requested and evaluated extensive materials from the Advisor and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the Advisor; (b) the breadth and experience of the investment management and research staff of the Advisor; (c) financial information about the Advisor; (d) marketing and distribution support to be provided by the Advisor to the Fund; (e) the current Form ADV of the Advisor; (f) the expected profitability report of the Advisor with respect to the Fund; (g) the fees charged to other clients relative to fees charged to the Fund by the Advisor; and (h) the resources devoted to compliance with the Fund’s: (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form the Advisor’s portions of the Fund’s compliance program and (v) the Advisor responsibilities overseeing the Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to the Advisor, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Fund; commitment for a period of time to provide contractual expense cap to the Fund; potential benefits to the Advisor from its relationship to the Fund, including revenues to be derived from services provided to the Fund by its affiliates, if any; and potential benefits to the Fund and its shareholders of receiving research services, if any, from broker-dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Investment Performance. The Independent Trustees reviewed the performance of the Fund for the 3-month, 6-month, one-year, two-year and three-year periods ended September 30, 2018, and since the Fund’s inception. The Independent Trustees also reviewed the Fund’s performance compared to the performance of its benchmark index, the MSCI World Index and the HFRX Equity Hedge Index for various time periods. The Board found that the Fund generated strong absolute and relative returns in the twelve months ended September 30, 2018. From October 2017 through September 2018, the Fund returned 13.4% vs. 11.1% for the MSCI World Index and 1.8% for the HFRX Equity Hedge Index. Calendar year 2017 was a difficult environment for long/short. The Board noted that calendar year 2018 has been a better environment for long/short strategies as many of the headwinds highlighted in 2016 and 2017 have abated. The Board further noted that the Fund benefitted in part from overweight exposure to Technology, with positive attribution across all of the Fund’s thematic asset allocations.

The Board noted the challenges of finding a statistically significant sample size of peer funds with long/short strategies that are similar to the Fund, noting that the managers of such funds differ in terms of style, structure and sector focus. However, the Board reviewed comparative performance data provided by Broadridge and found that the Fund ranked in the upper half of its peer universe for the 6-month and one-year periods ended September 30, 2018 and in the lower half of its peer universe for the 3-month, two-year and three-year periods ended September 30, 2018, and since the Fund’s inception.

In general, the Board recognized that the Fund has a long/short strategy and that registered and private funds with long/short strategies performed poorly during the relevant period when the equity markets were rising. Such funds are designed to protect shareholders in down markets by taking short positions, which perform poorly in rising markets. The Fund acted consistent with its strategy of generating returns with lower volatility, and performed well relative to the previous year.

morgan creek capital management, llc | annual report to SHAREHOLDERS	34

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Approval of Investment Management Agreement (Unaudited) (continued)

Management Fees and Total Expense Ratios. The Board discussed with the Advisor the level of the advisory fee for the Fund relative to comparable funds as determined by Broadridge. In addition to the management fee the Board also reviewed the Fund’s total expense ratio and compared it to the Broadridge data of the Fund’s peers. The Board noted that the fees were within range of funds with similar investment objectives and strategies. The Board reviewed the management fee charged to the Fund and compared it to the Broadridge data of the Fund’s peers. The Board reviewed the total expense ratio of the Fund and compared it to the Broadridge data of the Fund’s peers, finding that the Fund ranked 15th out of 17 funds. This data did not factor in the expenses of the underlying private funds owned by the Fund. When factoring in those expenses, the Fund was significantly higher than its peer group average. The Board also noted that the actual advisory fee, which included the effect of waivers and reimbursements by the Adviser, was well below the median of the Fund’s peers. The Board recognized that the Adviser has agreed to a voluntary advisory fee waiver of 75 basis points, taking the actual annualized fee from 1.00% to 0.25%. The Board also noted that the Fund’s advisory fee is consistent with the advisory fee charged to investors in a private fund that has a similar investment objective and strategy.

Costs of Services and Potential Profits. In analyzing the cost of services and profitability of the Advisor, the Board considered the revenues earned and expenses incurred by the Advisor. As to profits realized by the Advisor, the Board reviewed information regarding its income and expenses related to the management and operation of the Fund. The Board concluded that the Advisor has adequate resources to fulfill its responsibilities under the Agreement. The Board noted that to date the Advisor has not been profitable with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies were shared with the Funds through breakpoints in their management fees or other means, such as expense caps or fee waivers. The Trustees noted that the assets of the Fund were still too small to meaningfully consider economies of scale and the necessity of breakpoints. Nevertheless, the Board recognized that the Fund benefited and will continue to benefit from expense caps and fee waivers with respect to their respective management fees.

Fall-Out Benefits. The Board concluded that other benefits derived by the Advisor from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the services provided by the Advisor and found them to be of high-quality and in the best interests of the Fund. The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Advisor who provide the administrative and advisory services to the Fund. The Trustees also concluded that the Advisor continues to make a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion. The Independent Trustees concluded that the Advisor is a highly experienced investment manager and its key personnel are highly qualified to continue to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s expense ratios were reasonable, and noted that the Advisor at the Fund’s current asset size is not making a profit under the Agreement. The Board also noted that economies of scale were not a significant factor in its thinking at this time as the Fund is relatively small in terms of assets. The Independent Trustees determined that the potential profitability of ancillary services was not material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees and the full Board determined to approve the Agreement.

morgan creek capital management, llc | annual report to SHAREHOLDERS	35

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice

FACTS

WHAT DO MORGAN CREEK GLOBAL EQUITY LONG/SHORT INSTITUTIONAL FUND (THE “FUND”) AND MORGAN CREEK SERIES TRUST (THE “TRUST” AND COLLECTIVELY WITH THE FUND, THE “FUND COMPLEX”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and other information we receive from you on applications or other forms

● Information about your transactions with us and our service providers, or others

● Information we receive from consumer reporting agencies (including credit bureaus)

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund Complex chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Complex share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	Yes	No
For our affiliates to market to you	No	No
For non-affiliates to market to you	No	No

Questions?	Call (919) 933-4004 or go to http://www.morgancreekfunds.com/privacy-notice.html

morgan creek capital management, llc | annual report to SHAREHOLDERS	36

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Privacy Notice (continued)

Who we are
Who is providing this notice?	Morgan Creek Global Equity Long/Short Institutional Fund (the “Fund”), Morgan Creek Series Trust (the “Trust” and collectively with the Fund, the “Fund Complex”)
What we do
How does the Fund Complex protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How does the Fund Complex collect my personal information?

We collect your personal information, for example, when you:

● open an account

● purchase or sell shares

● exchange shares

We also collect your personal information from others, such as credit bureaus.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Fund Complex:

● Morgan Creek Capital Management, LLC

● Morgan Creek Capital Distributors, LLC

● Hatteras Investment Partners, LLC

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Fund Complex and we may share your personal information as part of their everyday services to the Fund Complex.

● State Street Bank and Trust Company

● Gemini Fund Services, LLC

● Northern Lights Distributors, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund Complex does not have any joint marketing agreements.

Other important information

In the event that you hold shares of the Fund Complex through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

morgan creek capital management, llc | annual report to SHAREHOLDERS	37

Morgan Creek Global Equity Long/Short Institutional Fund

(A Delaware Statutory Trust)

Morgan Creek Global Equity Long/Short Institutional Fund

301 West Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Trustees

William C. Blackman

Michael S. McDonald

Sean S. Moghavem

Mark W. Yusko

Joshua Tilley

Officers

Mark W. Yusko, President

Mark B. Vannoy, Treasurer

Taylor Thurman, Chief Compliance Officer

Taylor Thurman, Secretary

Advisor

Morgan Creek Capital Management, LLC

301 West Barbee Chapel Road, Suite 200

Chapel Hill, NC 27517

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

100 N. Tryon Street, Suite 3800

Charlotte, NC 28202

Legal Counsel

Thompson Hine LLP

1919 M Street, NW

Suite 700

Washington, D.C. 20036

morgan creek capital management, llc | annual report to SHAREHOLDERS	38

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301 West Barbee Chapel Road

Suite 200

Chapel Hill, NC 27517

Item 2. Code of Ethics.

(a) Morgan Creek Global Equity Long/Short Institutional Fund (the “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. A copy of the Registrant’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

(c) There have been no amendments during the period covered by this report to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d) The Registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant does not have at least one audit committee financial expert serving on the audit committee.

(a)(2) The Board has determined that an audit committee financial expert is not necessary at this time.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees of the Registrant’s independent public accountant for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ended March 31, 2018, were $81,000 and for the fiscal year March 31, 2019, were $75,000.

(b) Audit-Related Fees. The aggregate Audit-Related Fees of the Registrant’s independent public accountant for assurances and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the Registrant, as cited within paragraph (e)(2) of this Item, for the fiscal year ended March 31, 2018, were $3,300 and for the fiscal year March 31, 2019, were $6,600. The 2018 and 2019 fees were for consent letters for SEC filings.

(c) Tax Fees. The aggregate Tax Fees of the Registrant’s independent public accountant for professional services rendered for tax compliance, tax advice, and tax planning services, which included the review of federal and state income tax returns and the review of the federal excise tax returns, for the fiscal year ended March 31, 2018, were $10,500 and for the fiscal year March 31, 2019, were $10,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent public accountant’s tax division except those services related to the audit.

(d) All Other Fees. The aggregate Other Fees of the Registrant’s independent public accountant for all other non-audit services rendered to the Registrant for the fiscal year ended March 31, 2018, were $0 and for the fiscal year March 31, 2019, were $0.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountant. Specifically, the Audit Committee will be responsible for evaluating the provision of non audit services to be provided to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), any pre-approval requests submitted by the independent public accountant as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent public accountant to provide any services (other than prohibited non-audit services) including the fees and compensation to be paid to the independent public accountant.

(e)(2) There were no pre-approval requirements approved or required to be approved for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed for services provided to the Registrant, described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to Morgan Creek Capital Management, LLC, the investment adviser to the Registrant (the “Advisor”) (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of Registrant, was $0.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered by the independent public accountant to the Advisor and the Advisor’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the securities laws administered by the U.S. Securities and Exchange Commission (“SEC”), regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Registrant has delegated to the Advisor the voting of proxies relating to the Registrant’s portfolio securities. The policies and procedures used by the Advisor to determine how to vote proxies relating to the Registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the Advisor or any of its affiliates, are contained in the Advisor’s Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of March 31, 2019, the portfolio manager of the Registrant is:

Mark W. Yusko

Chief Investment Officer and Chief Executive Officer

Portfolio Manager

Investment experience: 26 years

Mr. Yusko is Chief Investment Officer and Chief Executive Officer of the Advisor since July 2004. Prior to forming the Advisor, Mr. Yusko was President and Chief Investment Officer of UNC Management Company, LLC, the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004. Previously, he was the Senior Investment Director for the University of Notre Dame Investment Office. He holds an M.B.A. from the University of Chicago and a B.S. in biology and chemistry from the University of Notre Dame.

(a)(2) The Portfolio Manager, who is primarily responsible for the day-to-day management of the Registrant and also manages other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2019: (i) the number of other pooled investment vehicles and other accounts managed by the Portfolio Manager and the total assets of such vehicles and accounts; and (ii) the number and total assets of such vehicles and accounts with respect to which the advisory fee is based on performance.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number	Total Assets (billions)	Number	Total Assets (billions)	Number	Total Assets (billions)
Mark W. Yusko	1	$.05	25	$1.3	10	$0.5

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance-Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance-Based Fees (billions)	Number with Performance- Based Fees	Total Assets with Performance-Based Fees (billions)
Mark W. Yusko	0	$0.0	21	$1.0	4	$0.2

Conflicts of Interest:

The Advisor engages in other activities including managing the assets of various private funds and institutional accounts. In the ordinary course of business, the Advisor engages in activities in which the Advisor's interests or the interests of its clients may conflict with the interests of the Registrant or its shareholders. The discussion below sets out such conflicts of interest that may arise; conflicts of interest not described below may also exist. The Advisor can give no assurance that any conflicts of interest will be resolved in favor of the Registrant or its shareholders.

The Portfolio Manager is responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. The Portfolio Manager may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest including those relating to cross trading and the allocation of investment opportunities.

Transactions by the Advisor — The Advisor may pursue acquisitions of assets and businesses and identification of an investment opportunity in connection with its existing businesses or a new line of business without first offering the opportunity to the Registrant. Such an opportunity could include a business that competes with the Registrant or a Portfolio Fund in which the Registrant has invested or proposes to invest.

From time to time, the Advisor may pursue the development of investment managers who will manage private investment funds that would otherwise qualify as investments for the Registrant. Due to the conflicts of interest involved and in accordance with applicable law, the Advisor will not make any investment for the Registrant in any Portfolio Fund that is managed by an affiliate of the Advisor. Accordingly, there may be investments that are unavailable to the Registrant due to the manager's affiliation with the Advisor. Further, in the event that the Advisor acquires a business or investment manager that is a manager of any Portfolio Fund, the Advisor may need to liquidate any investment by the Registrant in a Portfolio Fund managed by such affiliated investment manager.

In addition, the Advisor may have other relationships with Portfolio Funds or Managers which may not result in the Advisor directly or indirectly controlling, being controlled by, or being under common control with, such Portfolio Funds or Managers. These relationships may include distribution or intermediary relationships with Portfolio Funds, strategic or principal investments in Portfolio Funds or their Managers, or other contractual relationships. To the extent permitted by applicable law, it is possible that the Registrant may invest in one or more such Portfolio Funds or with one or more such Managers. In such circumstances, the management fee and the incentive fee charged by any such Portfolio Fund or Manager may still apply.

The Advisor's Asset Management Activities — The Advisor conducts a variety of asset management activities, including sponsoring unregistered investment funds. Those activities also include managing assets of employee benefit plans that are subject to ERISA and related regulations. The Advisor's investment management activities may present conflicts if the Registrant and these other investment or pension funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

Voting Rights in Portfolio Funds — From time to time, a Portfolio Fund may seek the approval or consent of its investors in connection with certain matters relating to the Portfolio Fund. In such a case, the Advisor has the right to vote in its sole discretion the Registrant's interest in the Portfolio Fund. The Advisor considers only those matters it considers appropriate in taking action with respect to the approval or consent of the particular matter. Business relationships may exist between the Advisor and its affiliates on the one hand, and the Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Registrant's investment in a Portfolio Fund. As a result of these existing business relationships, the Advisor may face a conflict of interest acting on behalf of the Registrant and its shareholders.

Portfolio Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisor to monitor whether holdings of the Portfolio Funds cause the Registrant to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Registrant may need to hold its interest in a Portfolio Fund in non-voting form. Additionally, in order to avoid becoming subject to certain prohibitions under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to affiliated transactions, the Registrant intends to own less than 5% of the voting securities of each Portfolio Fund. This limitation on owning voting securities is intended to ensure that a Portfolio Registrant is not deemed an "affiliated person" of the Registrant for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Registrant and other clients of the Advisor. To limit its voting interest in certain Portfolio Funds, the Registrant may enter into contractual arrangements under which the Registrant irrevocably waives its rights (if any) to vote its interest in a Portfolio Fund. The Registrant will not receive any consideration in return for entering into a voting waiver arrangement. Other Portfolio Funds or accounts managed by the Advisor may also waive their voting rights in a particular Portfolio Fund. Subject to the oversight of the Registrant's Board, the Advisor will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Advisor in the particular Portfolio Fund. These voting waiver arrangements may increase the ability of the Registrant to invest in certain Portfolio Funds. However, to the extent the Registrant contractually foregoes the right to vote the securities of a Portfolio Fund, the Registrant will not be able to vote on matters that require the approval of the interest holders of the Portfolio Fund, including matters adverse to the Registrant's interests. This restriction could diminish the influence of the Registrant in a Portfolio Fund, as compared to other investors in the Portfolio Fund (which could include other Portfolio Funds or accounts managed by the Advisor, if they do not waive their voting rights in the Portfolio Fund), and adversely affect the Registrant's investment in the Portfolio Fund, which could result in unpredictable and potentially adverse effects on the Registrant’s shareholders. There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Registrant owns less than 5% of the voting securities of a Portfolio Fund. In these circumstances, transactions between the Registrant and a Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Registrant has entered into a voting waiver arrangement.

Client Relationships — The Advisor and its affiliates may have relationships with sponsors and managers of Portfolio Funds, corporations and institutions. In providing services to its clients and the Registrant, the Advisor may face conflicts of interest with respect to activities recommended to or performed for, such clients on the one hand, and the Registrant, the Registrant’s shareholders and/or the Portfolio Funds on the other hand. The Advisor may also face conflicts of interest in connection with any purchase or sale transactions involving an investment by the Registrant, whether to or from a client of the Advisor, and in connection with the consideration offered by, and obligations of, such client of the Advisor in such transactions. In such cases, the Advisor will owe fiduciary duties to the client of the Advisor that may make the Advisor's interest adverse to that of the Registrant. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

Diverse Membership; Relationships with Shareholders — The Registrant’s shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Registrant. The conflicting interests of individual shareholders may relate to or arise from, among other things, the nature of investments made by the Registrant and/or Portfolio Funds, the structuring of the acquisition of investments of the Registrant, and the timing of disposition of investments. This structuring of the Registrant's investments and other factors may result in different returns being realized by different shareholders. Conflicts of interest may arise in connection with decisions made by the Advisor, including decisions with respect to the nature or structuring of investments, that may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders' individual tax situations. In selecting Portfolio Funds for the Registrant, the Advisor considers the investment and tax objectives of the Registrant as a whole, not the investment, tax or other objectives of any shareholder individually.

Brokerage Activities — The Advisor will be authorized to engage in transactions in which it acts as a broker for the Registrant and for another person on the other side of the transaction. In any such event, the Advisor may receive commissions from, and have a potentially conflicting division of loyalties and responsibilities regarding, both parties to such transactions. The Advisor may also act as agent for the Registrant, Portfolio Funds and other clients in selling publicly traded securities simultaneously. In such a situation, transactions may be bundled and clients, including the Registrant, may receive proceeds from sales based on average prices received, which may be lower than the price which could have been received had the Registrant sold its securities separately from the Advisor's other clients.

Related Funds — Conflicts of interest may arise for the Advisor in connection with certain transactions involving investments by the Registrant in Portfolio Funds, and investments by other funds advised by the Advisor, or sponsored or managed by the Advisor, in the same Portfolio Funds. Conflicts of interest may also arise in connection with investments in the Registrant by other funds advised or managed by the Advisor or any of its affiliates. Such conflicts could arise, for example, with respect to the timing, structuring and terms of such investments and the disposition of them. The Advisor or an affiliate may determine that an investment in a Portfolio Registrant is appropriate for a particular client or for itself or its officers, directors, principals, members or employees, but that the investment is not appropriate for the Registrant. Situations also may arise in which the Advisor, one of its affiliates, or the clients of either have made investments that would have been suitable for investment by the Registrant but, for various reasons, were not pursued by, or available to, the Registrant. The investment activities of the Advisor, its affiliates and any of their respective officers, directors, principals, members or employees may disadvantage the Registrant in certain situations if, among other reasons, the investment activities limit the Registrant's ability to invest in a particular Portfolio Fund.

Management of the Fund — Personnel of the Advisor or its affiliates will devote such time as the Advisor, the Registrant and their affiliates, in their discretion, deem necessary to carry out the operations of the Registrant effectively. Officers, principals, and employees of the Advisor and its affiliates will also work on other projects for the Advisor and its other affiliates (including other clients served by the Advisor and its affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates. The Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Advisor seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation:

Mr. Mark W. Yusko has significant day-to-day duties in the management of the Registrant, including providing analysis and recommendations on asset allocation and Portfolio Fund selection. Mr. Yusko owns equity interests in the Advisor, which pays him a base salary and he may receive a bonus, and the Advisor is obligated to make distributions of profits to him, as well as the other members, on an annual basis.

(a)(4) Ownership of Securities:

The following table sets forth, for the portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of March 31, 2019.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark. W. Yusko	0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 C.F.R. 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures, as of a date within 90 days of the filing date of this Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

(a) Not applicable. The Fund did not engage in securities lending activity during the fiscal year ended March 31, 2019.

(b) Not applicable. The Fund did not engage in securities lending activity during the fiscal year ended March 31, 2019.

Item 13. Exhibits

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Registrant’s investment adviser are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Creek Global Equity Long/Short Institutional Fund

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	June 5, 2019

By:	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	June 5, 2019